The Prudential Insurance Company of America	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

The Prudential Insurance Company

of America

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

March 11, 2008

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re: Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2007 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity:	AllianceBernstein Variable Products Series Fund
Registration No.:	811-05398
CIK No.:	0000825316
Accession No.:	0001193125-08-037415
Date of Filing:	02/25/08

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-08-00002
Date of Filing:	02/22/08

3.	Filer/Entity:	The Dreyfus Corporation
Registration No.:	811-00523
CIK No.:	0000030146
Accession No.:	0000030146-08-000002
Date of Filing:	02/27/08

4.	Filer/Entity:	DWS Variable Series
Registration No.:	811-05002
CIK No.:	00000810573
Accession No.:	0000088053-08-000231
Date of Filing:	02/29/08

5.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583
CIK No.:	0000837274
Accession No.:	0001193125-08-042972
Date of Filing:	02/29/08

6.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0001104659-08-013800
Date of Filing:	02/28/08

7.	Filer/Entity:	JP Morgan Series Trust II
Registration No.:	811-08212
CIK No.:	0000916118
Accession No.:	0001145443-08-000700
Date of Filing:	03/10/08

8.	Filer/Entity:	Lazard Retirement Series
Registration No.:	811-08071
CIK No.:	0001033669
Accession No.:	0000930413-08-001419
Date of Filing:	03/04/08

9.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0000950156-08-051481
Date of Filing:	03/10/08

10.	Filer/Entity:	Neuberger Berman Advisers Management Trust ("AMT")
Registration No.:	811-04255
CIK No.:	0000736913
Accession No.:	0000943663-08-000090
Date of Filing:	02/22/08

11.	Filer/Entity:	T. Rowe Price Equity Series
Registration No.:	811-07143
CIK No.:	0000918294
Accession No.:	0000918294-08-000008
0000918294-08-000009
0000918294-08-000011
0000918294-08-000012
Date of Filing:	02/25/08

12.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-08-050345
Date of Filing:	03/07/08

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

/s/____________
Thomas C. Castano

VIA EDGAR